Exhibit 21

LIST OF SUBSIDIARIES OF WARNER BROS. DISCOVERY, INC.

Entity	Place of Formation
"Zilpzalp" Vermögensverwaltung GmbH	Germany
137 Production Services Inc.	Canada
26th Street Development, LLC	United States
300 Pictures, Inc.	United States
3253 Production Services Inc.	Canada
4423 Productions LLC	United States
7 Friends Pictures Inc.	United States
AC Holdings, Inc.	United States
Accent Light Productions LLC	United States
Achilles Distributing, LLC	United States
Adjacent Production Services Inc.	Canada
Adobe Pictures, Inc.	United States
Adrian Court Productions Inc.	United States
Adventure TV Channel Pty Ltd	Australia
Affiliates Asia, L.L.C.	United States
AFN Productions, Inc.	United States
Airport Network LLC	United States
Airtime Sales AB	Sweden
Alameda Films LLC	United States
ALD Productions Inc.	United States
Alhambra Argentina Collections LLC	United States
Alhambra Collections LLC	United States
Alive and Kicking, Inc.	United States
Alliance Lumiere Limited	India
Alloy Entertainment, LLC	United States
Alloy Media Holdings, L.L.C.	United States
Alpha Theatres Inc.	United States
Ambient Sounds Productions LLC	United States
Ambleside Production Services Inc.	Canada
American Night Productions Limited	United Kingdom
AMHI, LLC	United States
AmLaw Enterprises Inc.	United States
AND Syndicated Productions Inc.	United States
ANE Productions, Inc.	United States
Animal Planet North America, Inc.	United States
Animal Planet Televizyon Yayincilik Anonim Sirketi	Turkey
Animal Planet, L.L.C.	United States
Animal Planet, LP	United States
AOP Inc.	United States
Applied Analytics Solutions, LLC	United States
AprodO Development, LLC	United States
AprodO, LLC	United States
ARB Productions Inc.	United States

Arctic Circle Productions Ltd.	Canada
Argentina Basic Networks, L.L.C	United States
Argentina Channels Distribution, L.L.C.	United States
Argentina Premium Networks L.L.C	United States
Articulated Productions Limited	United Kingdom
Autonomy Productions, LLC	United States
Avery Pix, Inc.	United States
Avrupa Spor Televizyon Yayıncılık Anonim Sirketi	Turkey
B&D Finance, LLC	United States
Backlight Productions LLC	United States
Base Light Productions LLC	United States
Bayou Film Funding, LLC	United States
B-Cam Productions LLC	United States
Bear Creek Canyon Home, LLC	United States
Beckmark Production Services Inc.	Canada
Beetlejuice Broadway, LLC	United States
BeMe Inc.	United States
Bernie Brillstein Productions, Inc.	United States
Big Bayou Productions, L.L.C.	United States
Big Pixel Studios Limited	United Kingdom
Big Pond Productions Pty Limited	Australia
Big Sky Cottage, LLC	United States
BL Buster Production Services Inc.	Canada
Black Inc Media Limited	New Zealand
BlazHoffski Belgie BV	Belgium
BlazHoffski Holding B.V.	Netherlands
BlazHoffski Productions B.V.	Netherlands
Bleacher Report, Inc.	United States
Blue Ribbon Content Inc.	United States
BluTV Iletisim Ve Dijital Yayin Hizmetleri A.S.	Turkey
BNF Distributing, LLC	United States
Bonanza Productions Inc.	United States
Boomerang Plus, LLC	United States
Boswell Street Productions Limited	United Kingdom
Box Office Animation, Inc.	United States
Brasil Advertising, L.L.C.	United States
Brasil Channels Servicos Audiovisuais LTDA.	Brazil
Brasil Content, L.L.C.	United States
Brasil Distribution, L.L.C.	United States
Brasil Productions, L.L.C.	United States
Brasil Programming, L.L.C.	United States
Bride Distributing, LLC	United States
Bride Leasing, LLC	United States
Broken Foot Productions, Inc.	United States
Bumper Productions LLC	United States
Burbank Television Enterprises LLC	United States
Bwayne Distributing LLC	United States
Bwayne Leasing, LLC	United States

Cable News International France S.A.S.	France
Cable News International Israel Ltd.	Israel
Cable News International Limited	United Kingdom
Cable News International, Inc.	United States
Cable News Network, Inc.	United States
Cable Program Management Company, G.P.	United States
Caleb Theatre Productions, Inc.	United States
Calling Grace Productions, LLC	United States
Camdrew Productions LLC	United States
Canada Premiere Pictures Inc.	United States
Canadian AP Ventures Company	Canada
Canal del Futbol SpA	Chile
Cartoon Interactive Group, Inc.	United States
Cartoon Network Enterprises, Inc.	United States
Cartoon Network Productions, Inc.	United States
Cartoon Network Studios, Inc.	United States
Cartoon Network Ventures LLC	United States
Cash Quick Productions, LLC	United States
Cast Media Holdings, LLC	United States
Castle Rock Entertainment	United States
Castle Rock Entertainment, Inc.	United States
Castle Rock Pictures, Inc.	United States
Channels Collection Company, LLC	United States
Charlestown Productions LLC	United States
Charlotte Michele Production Services Limited	Canada
Cheeky Pint Productions Limited	United Kingdom
Chime Films, LLC	United States
Chime Productions, LLC	United States
Chocolate Distributing, LLC	United States
Chocolate Leasing, LLC	United States
CHS34 Productions Inc.	United States
Classic Films Inc.	United States
Clear Sky Enterprises Inc.	United States
Closeup Productions LLC	United States
CNE Tours, Inc.	United States
CNN America, Inc.	United States
CNN Center Ventures	United States
CNN Interactive Group, Inc.	United States
CNN Newsource Sales, Inc.	United States
CNN Productions, Inc.	United States
CNNMexico.com Holdings, Inc.	United States
Coastal Getaway Homes, LLC	United States
Cobranzas Alhambra Argentina SRL	Argentina
Cologne Film GmbH	Germany
Comida Holdings, LLC	United States
Cooking Channel, LLC	United States
Cooler Waters Productions, LLC	United States
COTT Productions LLC	United States

Court TV Music Publishing House LLC	United States
Court TV Music Publishing LLC	United States
Court TV Publishing House LLC	United States
Courtroom Television Network LLC	United States
CPMCO Holdings, LLC	United States
Crash For Gold Productions, LLC	United States
CRE GP Holdings LLC	United States
Cross Plains Productions Limited	United Kingdom
Crown City Pictures Inc.	United States
CTV Holdings III Inc.	United States
Daft Productions Inc.	United States
DAWN Syndicated Productions, Inc.	United States
DC COMICS	United States
DCE Creative Group LLC	United States
Deep Blue Productions Limited	United Kingdom
Delta Blues Holdings LLC	United States
Delta Blues Pictures LLC	United States
Delta Blues Productions LLC	United States
Dena Films Limited	United Kingdom
Derelict Investments, L.L.C.	United States
DHC Discovery, Inc.	United States
Digitalo, LLC	United States
Discovery (Barbados) Finance Srl	Barbados
Discovery (Barbados) Holdings SRL	Barbados
Discovery Advertising Sales Taiwan Pte. Ltd.	Singapore
Discovery AP Acquisition, Inc.	United States
Discovery Asia, LLC	United States
Discovery Broadcasting Ireland Limited	Ireland
Discovery Channel (Mauritius) Private Limited	Mauritius
Discovery Child Entertainment (Beijing) Commercial Consultancy Co., Ltd.	China
Discovery Child Entertainment Limited	Hong Kong
Discovery Communications Argentina S.R.L.	Argentina
Discovery Communications Benelux B.V.	Netherlands
Discovery Communications Bulgaria EOOD	Bulgaria
Discovery Communications Chile Spa	Chile
Discovery Communications Colombia Ltda	Colombia
Discovery Communications Deutschland GmbH & Co. KG	Germany
Discovery Communications Europe Limited	United Kingdom
Discovery Communications Holding, LLC	United States
DISCOVERY Communications India	India
Discovery Communications Ltd., L.L.C.	United States
Discovery Communications, LLC	United States
Discovery Content Verwaltungs GmbH	Germany
Discovery Corporate Services Limited	United Kingdom
Discovery Czech Republic S.r.o	Czech Republic
Discovery Digital (Beijing) Commercial Consultancy Co., Ltd.	China
Discovery Digital Ventures, LLC	United States
Discovery doo Beograd-Stari grad	Serbia

Discovery Enterprises, LLC	United States
Discovery Extreme Holdings, LLC	United States
Discovery Foreign Holdings, Inc.	United States
Discovery France Holdings SAS	France
Discovery G9 Holdings, LLC	United States
Discovery Golf, Inc.	United States
Discovery Health NS, ULC	Canada
Discovery Health Ventures, LLC	United States
Discovery Holding Company	United States
Discovery Hungary Media Szolgaltato Kft.	Hungary
Discovery International Holdings Holdco, Inc.	United States
Discovery International Holdings LLC	United States
Discovery International Holdings LP	United Kingdom
Discovery International UK Holdings Limited	United Kingdom
Discovery Italia S.r.l.	Italy
Discovery Japan GK	Japan
Discovery Japan Inc.	Japan
Discovery Kids Entertainment (Beijing) Commercial Consultancy Co., Ltd.	China
Discovery Kids Entertainment Limited	Cayman Islands
Discovery Korea Holdings LLC	Korea, Republic of
Discovery Korea Networks LLC	Korea, Republic of
Discovery Latin America Holdings, LLC	United States
Discovery Latin America Investments, LLC	United States
Discovery Latin America, L.L.C.	United States
Discovery Licensing, Inc.	United States
Discovery Lightning Investments Ltd	United Kingdom
Discovery Luxembourg Holdings 1 S.a.r.l.	Luxembourg
Discovery Luxembourg Holdings 2 S.a.r.l.	Luxembourg
Discovery Media Ventures Limited	United Kingdom
Discovery Medya Hizmetleri Limited Sirketi	Turkey
Discovery Mexico Holdings, LLC	United States
Discovery Networks Asia-Pacific Pte. Ltd.	Singapore
Discovery Networks Brasil Agenciamento e Representação Ltda.	Brazil
Discovery Networks Caribbean, Inc.	Barbados
Discovery Networks Denmark ApS	Denmark
Discovery Networks Finland Oy	Finland
Discovery Networks International Holdings Limited	United Kingdom
Discovery Networks International LLC	United States
Discovery Networks Mexico S. de R.L. de C.V.	Mexico
Discovery Networks Norway AS	Norway
Discovery Networks OOO	Russian Federation
Discovery Networks Sweden AB	Sweden
Discovery Networks, S.L.	Spain
Discovery NZ Limited	New Zealand
Discovery OWN Holdings, LLC	United States
Discovery Polska Sp. Z.o.o.	Poland
Discovery Productions Group, Inc.	United States
Discovery Productions, LLC	United States

Discovery Romania S.r.l	Romania
Discovery Science Televizyon Yayincilik Anonim Sirketi	Turkey
Discovery Services Australia Pty Ltd	Australia
Discovery Services, Inc.	United States
Discovery Solar Ventures, LLC	United States
Discovery South America Holdings, LLC	United States
Discovery Studios, LLC	United States
Discovery Talent Services, LLC	United States
Discovery Television Center, LLC	United States
Discovery Televizyon Yayincilik Anonim Sirketi	Turkey
Discovery Times Channel, LLC	United States
Discovery Trademark Holding Company, Inc.	United States
Discovery Wings, LLC	United States
Discovery.com, LLC	United States
DLA Holdings LLC	United States
DLG Acquisitions Limited	United Kingdom
DLG Financing 1 Limited	United Kingdom
DLG Financing 2 Limited	United Kingdom
DMS Argentina, LLC	United States
DMS Media Services, L.L.C.	United States
DNAP Networks (Malaysia) Sdn. Bhd.	Malaysia
DNE Music Publishing Limited	United Kingdom
DNI Europe Holdings Limited	United Kingdom
DNI Foreign Holdings Limited	United Kingdom
DNI German Holdings I Limited	United Kingdom
DNI German Holdings II Limited	United Kingdom
DNI Group Holdings LLC	United States
DNI Netherlands Holdings 1 Limited	Ireland
DNI Netherlands Holdings 2 Limited	Ireland
Dombey Street Productions Limited	United Kingdom
Dover Distributing, LLC	United States
Dplay Entertainment Limited	United Kingdom
Dutch Boy Productions, LLC	United States
E.C. Publications, Inc.	United States
EDA Televizyon Yayincilik ve Porduksiyon Anonim Sirketi	Turkey
Egil Holdings Inc.	United States
Eldrick Productions Inc.	United States
Elementary Productions Limited	United Kingdom
Elf Broadway, Inc.	United States
Emporium Productions Limited	New Zealand
Empresa Argentina Generadora y Comercializadora de Senales, LLC	United States
End City Productions Limited	New Zealand
End Slate Productions LLC	United States
Enduro Sports Organisation Limited	United Kingdom
Enformasyon Reklamcilik ve Filmcilik Sanayi ve Ticaret A.S.	Turkey
Entertainment Merchandise Ltd	United Kingdom
Entertainment Merchandise NY, Inc.	United States
ESC Entertainment	United States

ESP Media Distribution Portugal S.A.	Portugal
Eurosport Media SA	Switzerland
Eurosport SAS	France
Everwood Utah, Inc.	United States
Evolving Productions LLC	United States
Eyeworks 4K Holding S.A.	Argentina
Eyeworks Argentina S.A.	Argentina
Eyeworks B.V.	Netherlands
Eyeworks Byte S.A.	Argentina
Eyeworks Chile S.A.	Chile
Eyeworks do Brasil - Produtora de Programas Televisivos e Filmes Publicitários Ltda.	Brazil
Eyeworks Film & TV Drama BV	Belgium
Eyeworks Italia S.r.l.	Italy
Eyeworks Latam Holding B.V.	Netherlands
Eyeworks Scandinavia AB	Sweden
Eyeworks Vision S.A.	Argentina
Facil Productions Limited	United Kingdom
Factual Productions, Inc.	United States
Falcon 7X-75, LLC	United States
Falcon 900EX-304, LLC	United States
Farsight Films Ltd.	Canada
FCBC Leasing, LLC	United States
Fire & Blood Productions Limited	United Kingdom
Flixster, Inc.	United States
Food Network Holdings, LLC	United States
Food Network Magazine, LLC	United States
Forest Productions Inc.	United States
Fortuna Felix Films S.r.l.	Italy
Four Bros. Films North Inc.	Canada
Four Bros. Louisiana Productions, LLC	United States
Fragrant Gumtree Entertainment Pty Limited	Australia
Fresh Out Pictures, Inc.	United States
Fudd Ink	United States
Fullscreen, LLC	United States
Funfair Films Limited	United Kingdom
Gabriel Simon Production Services Limited	Canada
GAC Holdings, LLC	United States
Gate 4 Productions Limited	United Kingdom
Gateway to the South Homes, LLC	United States
Georgia Dogwood Homes, LLC	United States
Ginkym Production Services Inc.	Canada
Girly Cove Production Services Inc.	Canada
GNH Productions Inc.	United States
Go There Productions, LLC	United States
Goodfeathers Pictures Inc.	United States
Got Talent, LLC	United States
Grande Order Productions, LLC	United States

Great Big Story, LLC	United States
Green Content Sp. z o.o.	Poland
GTC Management Services Inc.	United States
Guys With Books Entertainment Co.	United States
Half a Yogurt Productions, LLC	United States
Hampton Wave LLC	United States
Hanna-Barbera Productions, Inc.	United States
Hanna-Barbera Studios Europe Limited	United Kingdom
Hannah-Rachel Production Services Limited	Canada
Harry Potter Limited	United Kingdom
Hazardous Films, LLC	United States
Hazardous Productions, LLC	United States
HBO ADRIA d.o.o.	Croatia
HBO Adria SRB d.o.o. Beograd-Stari Grad	Serbia
HBO Asia Acquisitions, LLC	United States
HBO Asia Holdings LLC	United States
HBO Brasil Holdings, LLC	United States
HBO Brasil Ltda	Brazil
HBO Brasil Partners	United States
HBO Bulgaria EOOD	Bulgaria
HBO Canada Services, Inc.	Canada
HBO Central Europe Acquisitions, LLC	United States
HBO Code Labs International GmbH	Germany
HBO Digital Latin America Holdings LLC	United States
HBO Digital Latin America LLC	United States
HBO Digital Services, Inc.	United States
HBO Entertainment, Inc.	United States
HBO Europe Holdings, Inc.	United States
HBO Europe Original Programming Limited	United Kingdom
HBO Europe s.r.o.	Czech Republic
HBO Europe, LLC	United States
HBO Film & Television Development Limited	United Kingdom
HBO Films, Inc.	United States
HBO Holding Zrt	Hungary
HBO Home Entertainment, Inc.	United States
HBO Independent Productions, Inc.	United States
HBO International (Europe) Limited	United Kingdom
HBO Latin America Acquisitions, LLC	United States
HBO Latin America Holdings LLC	United States
HBO Latin America Production Services, L.C.	United States
HBO Mexico Holdco, LLC	United States
HBO Nordic AB	Sweden
HBO Nordic Services Denmark APS	Denmark
HBO Nordic Services Finland Oy	Finland
HBO Nordic Services Norway AS	Norway
HBO Ole Acquisitions, LLC	United States
HBO OLE Distribution I, VBA	Aruba
HBO Ole Distribution, L.L.C.	United States

HBO Ole International Marketing Ltd.	Virgin Islands, British
HBO Ole International Sales Company, LTD.	Virgin Islands, British
HBO OLE MARKETING SERVICES, S. DE R.L. DE C.V.	Mexico
HBO Ole Partners	United States
HBO OLE PRODUCCIONES, C.A.	Venezuela
HBO Pacific Partners V.O.F.	Curacao
HBO Polska Sp. Z.O.O.	Poland
HBO Portugal, Unipessoal LDA	Portugal
HBO poslovne storitve d.o.o.	Slovenia
HBO Registry Services, Inc.	United States
HBO Romania, S.R.L.	Romania
HBO Rome Holdings, Inc.	United States
HBO Service Corporation	United States
HBO Singapore Productions Private Limited	Singapore
Het ThuisHuis BV	Belgium
HeyDey Productions, LLC	United States
HGTV Magazine, LLC	United States
Historic AOL LLC	United States
Historic TBS Asia LLC	United States
Historic TW Inc.	United States
HLR Legacy Limited	United Kingdom
Hollands Licht B.V.	Netherlands
Hollands Licht Projects I B.V.	Netherlands
Hollands Licht Projects II B.V.	Netherlands
Hollands Licht Projects III B.V.	Netherlands
Holon Productions, LLC	United States
HOME Box Office (Singapore) PTE. LTD	Singapore
Home Box Office (Taiwan) Co. Ltd.	Taiwan
Home Box Office Nordic Investments AB	Sweden
Home Box Office Spain Ventures, S. L.	Spain
Home Box Office, Inc.	United States
Horizon Alternative Television Inc.	United States
Horizon Scripted Television Inc.	United States
Horseshoe Productions, Inc.	United States
HTV, LLC	United States
Hub Television Networks, LLC	United States
ICC Ventures, Inc.	United States
Imagen Satelital S.A.	Argentina
Imagine Pictures Private Limited	India
Imagined Sights Productions, LLC	United States
In Development, LLC	United States
In The Arena Sports, LLC	United States
Indy Ripple Oasis, LLC	United States
Informant Louisiana Pictures LLC	United States
International News Ad Sales, Inc.	United States
International Services and Company, LLC	United States
International Television and Motion Pictures Association LLC	United States
Interplanetary Productions Inc.	Canada

Inversiones ARB S.A.	Venezuela
ISL International Company Services Ltd.	Virgin Islands, British
iStreamPlanet Co., LLC	United States
JASH Productions Limited	United Kingdom
Jay Squared Productions LLC	United States
Jellystone Films Inc.	Canada
Jettison Productions Limited	United Kingdom
Joshmax Production Services Limited	Canada
Juliett November Production Services Inc.	Canada
JUNO PIX, INC.	United States
JV Programs, L.L.C.	United States
Katja Motion Picture Corp.	United States
KC Heart of America Homes, LLC	United States
Keystone TV Productions LLC	United States
Kiki Bee Production Services Inc.	Canada
Kiki Tree Pictures Inc.	United States
L&M Distributing, LLC	United States
La Fille des Frères Srl	Belgium
LA International Ltd.	Virgin Islands, British
La Puerta Productions Inc.	United States
Latin American Golf S.L.	Spain
Lavell Completion Guarantors, LLC	United States
Lazer Team Productions LLC	United States
Lennox House Pictures Inc.	United States
LFN Productions Inc.	United States
Libbet Producing, LLC	United States
Liberty Animal, Inc.	United States
Lifestyle Domain Holdings, Inc.	United States
Lifestyle NewCo Limited	United Kingdom
Lima Papa Production Services Inc.	Canada
Linear Productions LLC	United States
LIS DISTRIBUTION, INC.	United States
Little Rhodie Home, LLC	United States
London Film Experience (Baker Street) Ltd	United Kingdom
London Film Museum (Covent Garden) Limited	United Kingdom
Lorimar Music A Corp.	United States
Lorimar Music Bee Corp.	United States
Lorimar Music Publishing, Inc.	United States
Louisiana Post Productions, LLC	United States
Louisiana Premiere Films LLC	United States
Louisiana Premiere Productions LLC	United States
Louisiana Special Funds, LLC	United States
Love And War Distribution, Inc.	United States
Lowcountry Waterfront Homes, LLC	United States
Machinima, Inc.	United States
Mad Bunny Productions Inc.	Canada
Magical Beginnings Productions Limited	United Kingdom
Magnolia Discovery Ventures, LLC	United States

Magnolia DTC Ventures, LLC	United States
Main Gate Productions LLC	United States
Main Lot Productions LLC	United States
Makenna Productions, Inc.	United States
Mammoth Productions Limited	United Kingdom
Manly Shore Production Services Inc.	Canada
Mansion Music Publishing, LLC	United States
Manu One Limited	New Zealand
MC Cable Holdings, LLC	United States
MC Cable TV Limited Partnership	United States
Mexico Advertising, L.L.C.	United States
Mexico Channels Advertising Services, S. de R.L. de C.V.	Mexico
Mil Colmillos, LLC	United States
Mission Control Productions Limited	Canada
Mitchell Entertainment, Inc.	United States
Mixed Bag Productions, LLC	United States
Monterey Productions Limited	United Kingdom
Motion Graphics Production Services Inc.	Canada
Motor Trend Group, LLC	United States
MTT Enterprises Inc.	United States
Musictown Home, LLC	United States
Mutiny Pictures Inc.	United States
Narrow Mark Films Limited	United Kingdom
Neon Black Productions, LLC	United States
Networks Holdings, LLC	United States
New Line Cinema LLC	United States
New Line Cinema Picturehouse Holdings, Inc.	United States
New Line Distribution, Inc.	United States
New Line International Releasing, Inc.	United States
New Line Lor International Distribution, Inc.	United States
New Line New Media, Inc.	United States
New Line Productions (UK) Limited	United Kingdom
New Line Productions, Inc.	United States
New Line Theatricals, Inc.	United States
New Tricks TV Productions Limited	United Kingdom
New-Path Productions, Inc.	United States
Nicolas Entertainment, Inc.	United States
Nightfall Films, LLC	United States
Nightfall Productions, LLC	United States
Ninjutsu Pictures Inc.	United States
Ninth Floor Fiji Productions, LLC	United States
Ninth Floor UK Productions Limited	United Kingdom
NM Talent Inc.	United States
Non-Precedential Productions, LLC	United States
NonStop Sales AB	Sweden
North Center Productions, Inc.	United States
NS Pictures, Inc.	United States
Number Three Films Limited	United Kingdom

NuprodO, LLC	United States
NZK Productions Inc.	United States
OLD ALM, L.P.	United States
Olive Avenue Productions LLC	United States
On Bells Productions, LLC	United States
One Eighty Productions LLC	United States
One Point Productions LLC	United States
One Thirty Seven Productions Inc.	United States
Orange Cone Productions LLC	United States
Ospecials, LLC	United States
OWN Digital, LLC	United States
OWN LLC	United States
OWN Productions, LLC	United States
OWN: Oprah Winfrey Network LLC	United States
Pacing Productions LLC	United States
Painted Sky Homes, LLC	United States
Palladin Productions LLC	United States
Palm Retreat, LLC	United States
Paragon Communications Inc.	United States
Parallax TV Productions LLC	United States
Paris Leasing, LLC	United States
Pass Films LLC	United States
Patch Bay Productions LLC	United States
Peachy Clean Productions, LLC	United States
Penny Lane Productions, LLC	United States
Plane Meets Paper Productions, LLC	United States
Platform 9 3/4 K1ngs Cross Ltd	United Kingdom
Platform 9 3/4 Retail Ltd	United Kingdom
Play Sports Group Limited	United Kingdom
Play Sports Network Limited	United Kingdom
Potter Leasing, LLC	United States
PP21 Productions LLC	United States
PromO Productions, LLC	United States
Proximity Productions LLC	United States
PSN Leasing, LLC	United States
Random Films Inc.	Canada
Random Pictures Inc.	United States
Random Productions, LLC	United States
Rebel Post Inc.	United States
Red Castle Productions Limited	United Kingdom
Red Zone Pictures, Inc.	United States
Redemption Pictures, Inc.	United States
Renegade Pictures (UK) Limited	United Kingdom
Renegade South Limited	United Kingdom
Renraw Production Services Inc.	Canada
Rent Now Productions, Inc.	United States
RET Music, Inc.	United States
Retro, Inc.	United States

Rettop I Leasing, LLC	United States
Rettop II Distributing, LLC	United States
Rettop II Leasing, LLC	United States
Rettop III Distributing, LLC	United States
Rettop III Leasing, LLC	United States
Rettop IV Distributing, LLC	United States
Rettop IV Leasing, LLC	United States
Ricochet Limited	United Kingdom
Ricochet Productions Limited	United Kingdom
Riverboat Films, LLC	United States
Riverboat Productions, LLC	United States
Riverside Avenue Distributing Inc.	United States
Riverside Olive Productions, Inc.	United States
Rocklock Films Limited	United Kingdom
Rocksteady Studios Limited	United Kingdom
Rooster Teeth Productions, LLC	United States
Rose City Pictures, Inc.	United States
Roundabout Productions Limited	United Kingdom
Rozar Pictures, LLC	United States
RTX Exhibitions LLC	United States
Ruby Lake Productions LLC	United States
Rush Hour Productions, Inc.	United States
S&K Pictures, Inc.	United States
Sarah Connor Pictures, Inc.	United States
Scope Productions, LLC	United States
Screaming Spirit Productions, LLC	United States
Scripps International Media Holdings, LLC	United States
Scripps Networks Interactive, Inc.	United States
Scripps Networks International (UK) Limited	United Kingdom
Scripps Networks Polska sp. z.o.o	Poland
Scripps Networks, LLC	United States
Second Breakfast Pictures Inc.	United States
Second In Command Productions, LLC	United States
SF Guarantors, LLC	United States
Shawn Danielle Production Services Limited	Canada
Shed Media Limited	United Kingdom
Shed Media Scotland Limited	United Kingdom
Shed Media US Inc.	United States
Shoe Bucket Limited	United Kingdom
Silverstrand Production Services Inc.	Canada
Singular Productions LLC	United States
Site Five Productions Limited	United Kingdom
SL Patent Holdings LLC	United States
SLO Productions Inc.	United States
Sloane Square Films Limited	United Kingdom
Smallville Studios Inc.	United States
SMBBW Inc.	United States
SMBGM Inc.	United States

SMC Holdings, VBA	Aruba
SMJT Inc.	United States
SMUS Inc.	United States
SMWD Inc.	United States
Snow Business Films Inc.	Canada
SNU Inc.	United States
Sourdough Productions, LLC	United States
Southbank Media Ltd.	United Kingdom
Southern Cone Networks, L.L.C.	United States
Sparky Productions Inc.	United States
Spencer Theatre Productions, LLC	United States
Sports Networks, LLC	United States
SportsNet Northwest Holdings, LLC	United States
SportsNet Rocky Mountain, LLC	United States
Sportv Medya Hizmetleri A.S.	Turkey
Spring Rains Productions Limited	United Kingdom
Square One Studios, LLC	United States
Stage 13 Inc.	United States
STAVKA sp. z o.o.	Poland
Stress Less Productions Inc.	United States
Studio Discovery Co. Ltd.	Korea, Republic of
STZ Productions Inc.	United States
Sugar High Theatre Productions, Inc.	United States
Super Soul Sunday LLC	United States
Supernatural 5 Films Inc.	Canada
Superstation, Inc.	United States
Takhayal for Art Production JSC	Egypt
Takhayal Television FZ LLC	United Arab Emirates
TAPV, LLC	United States
TBS Interactive Group, Inc.	United States
TBS Istanbul Yayincilik ve Produksiyon Anonim Sirketi	Turkey
TBS Productions, Inc.	United States
TCM Interactive Group, Inc.	United States
Techwood Clearinghouse, Inc.	United States
Techwood Music, Inc.	United States
Telepictures Productions Inc.	United States
Television Food Network, G.P.	United States
Ten Fifty Music, Inc.	United States
TEN Network Holding, Inc.	United States
The Bountiful Company Limited	United Kingdom
The Cartoon Network, Inc.	United States
The Travel Channel, L.L.C.	United States
Theoretical Pictures, Inc.	United States
Third Act Productions Inc.	Canada
Thompson Place Productions Limited	United Kingdom
Three Girl Singers Inc.	United States
Thumbprint Productions LLC	United States
Time Telepictures Television Inc.	United States

Time Warner CIMM Holdings LLC	United States
Time Warner Connect of San Antonio, Inc.	United States
Time Warner ContentGuard Holdings Inc.	United States
Time Warner EIS Technology LLC	United States
Time Warner Entertainment Limited	United Kingdom
Time Warner Holdings Limited	United Kingdom
Time Warner International Finance Limited	United Kingdom
Time Warner London Limited	United Kingdom
Time Warner Media Holdings B.V.	Netherlands
Time Warner Money Purchase Pension Plan Trustee Limited	United Kingdom
Time Warner Pension Trustee Limited	United Kingdom
Time Warner Realty Inc.	United States
Time Warner Services Inc.	United States
Time Warner SiTV Holdings Inc.	United States
Time Warner UK Limited	United Kingdom
Title Match Music, Inc.	United States
TNT Interactive Group, Inc.	United States
TNT Originals, Inc.	United States
TNT Productions, Inc.	United States
TNT Televizyon Produksiyon Limited Sirketi	Turkey
TopSports Ventures LTDA.	Brazil
TP Promotions Inc.	United States
Triple Point Productions LLC	United States
Triton Films Limited	United Kingdom
TT Animation Limited	United Kingdom
TT Games Limited	United Kingdom
TT Games Studios Limited	United Kingdom
TTT West Coast, Inc.	United States
Turner 1050 Productions, Inc.	United States
Turner Asia Pacific Investments, Inc.	United States
Turner Broadcasting Sales Southeast Asia, Inc.	United States
Turner Broadcasting Sales Taiwan, Inc.	United States
Turner Broadcasting System Arabia FZ-LLC	United Arab Emirates
Turner Broadcasting System Asia Pacific, Inc.	United States
Turner Broadcasting System Denmark ApS	Denmark
Turner Broadcasting System Deutschland GmbH	Germany
Turner Broadcasting System Espana, S.L.	Spain
Turner Broadcasting System Europe Limited	United Kingdom
Turner Broadcasting System France SAS	France
Turner Broadcasting System Holdings (Europe) Limited	United Kingdom
Turner Broadcasting System Italia Srl	Italy
Turner Broadcasting System Limited Liability Company	Russian Federation
Turner Broadcasting System Poland SP z.o.o.	Poland
Turner Broadcasting System, Inc.	United States
Turner China Ventures Limited	Hong Kong
Turner Classic Movies, Inc.	United States
Turner Commercial Consulting (Shanghai) Co., Ltd.	China
Turner Digital Basketball Services, Inc.	United States

Turner Entertainment Co.	United States
Turner Entertainment Holdings Asia Pacific Limited	Hong Kong
Turner Entertainment Networks International Limited	United Kingdom
Turner Entertainment Networks, Inc.	United States
Turner Feature Animation, Inc.	United States
Turner Festivals, Inc.	United States
Turner Films, Inc.	United States
Turner Financing Inc.	United States
Turner General Entertainment Networks India Private Limited	India
Turner Home Entertainment, Inc.	United States
Turner International Chile Holdings, LLC	United States
Turner International Colombia S.A.S.	Colombia
Turner International Holding LLC	United States
Turner International Latin America Networks LLC	United States
Turner International Latin America, Inc.	United States
Turner International Mexico SA de CV	Mexico
Turner International Panama, S.A.	Panama
Turner International, Inc.	United States
Turner Japan K.K.	Japan
Turner Mexico Holdco, LLC	United States
Turner Music Canada, Inc.	United States
Turner Music Publishing, Inc.	United States
Turner Network Television, Inc.	United States
Turner New Media Investments, Inc.	United States
Turner NOLA Productions, Inc.	United States
Turner Nordic and Baltic AB	Sweden
Turner Nordic Holding AB	Sweden
Turner Oh!K Limited	Hong Kong
Turner Omni Venture, Inc.	United States
Turner Original Productions, Inc.	United States
Turner Philippines Inc.	Philippines
Turner Pictures Worldwide Distribution, Inc.	United States
Turner Private Networks, Inc.	United States
Turner Properties, Inc.	United States
Turner Retail Company	United States
Turner Second Generation, Inc.	United States
Turner Security, Inc.	United States
Turner Services, Inc.	United States
Turner South Africa (Pty) Ltd	South Africa
Turner Sports Interactive, Inc.	United States
Turner Sports, Inc.	United States
TVN Media sp. z o.o.	Poland
TVN S.A.	Poland
TVN spółka akcyjna sp.j.	Poland
TW AOL Holdings LLC	United States
TW Global Properties LLC	United States
TW Media Holdings LLC	United States
TW NY Properties LLC	United States

TW Real Estate Services LLC	United States
TW Service Inc.	United States
TW UK Holdings Inc.	United States
TW Ventures Inc.	United States
TW/TT Holdings Limited	United Kingdom
TWC R&D-Hungary Kft.	Hungary
Twenty Twenty Brighton Limited	United Kingdom
Twenty Twenty Production Services Limited	United Kingdom
Twenty Twenty Productions Limited	United Kingdom
TWI Visible World Holdings Inc.	United States
TW-SF LLC	United States
TW-SPV Co.	United States
TXR Studios, LLC	United States
Tyler Distributing, LLC	United States
Ulysses U.K. Inc.	United States
UNDERDOWN PRODUCTIONS PTY LIMITED	Australia
Upside Down Productions Inc.	United States
Urban Retreat, LLC	United States
Velocity Productions Limited	United Kingdom
Vendetta Leasing, LLC	United States
Vermont Mountain Home, LLC	United States
Vertical Hold Productions LLC	United States
VirtuCon, Inc.	United States
VLK Management LLC	United States
W Cinemas Holding Inc.	United States
W Cinemas Inc.	United States
WAD Productions Inc.	United States
WAG Leasing, LLC	United States
WAG Pictures Inc.	United States
WAG Productions Canada Inc.	Canada
Wall to Wall (Holdings) Limited	United Kingdom
Wall to Wall Drama Ltd	United Kingdom
Wall to Wall Media Limited	United Kingdom
Wall to Wall South Limited	United Kingdom
Wall to Wall Television Limited	United Kingdom
Warner Bros Turkey Film Limited Sirketi	Turkey
Warner Bros. (Asia/Pacific) LLC	United States
Warner Bros. (F.E.), Inc.	United States
Warner Bros. (Japan), Inc.	United States
Warner Bros. (Korea) Inc.	Korea, Republic Of
Warner Bros. (South), Inc.	United States
Warner Bros. (Transatlantic) France SAS	France
Warner Bros. (Transatlantic), Inc.	United States
Warner Bros. Advanced Media Services Inc.	United States
Warner Bros. Animation Inc.	United States
Warner Bros. Australian Productions Pty Ltd	Australia
Warner Bros. CC Productions Australia Pty	Australia
Warner Bros. Cinemas (Holdings) Limited	United Kingdom

Warner Bros. Consulting Services (Beijing) Co., Ltd.	China
Warner Bros. Consumer Products Inc.	United States
Warner Bros. Denmark ApS	Denmark
Warner Bros. Digital Networks Inc.	United States
Warner Bros. Digital Networks Labs Inc.	United States
Warner Bros. Discovery Chile Inversiones Limitada	Chile
Warner Bros. Discovery Receivables Funding, LLC	United States
Warner Bros. Distributing Inc.	United States
Warner Bros. Enterprises LLC	United States
Warner Bros. Entertainment Australia Pty Limited	Australia
Warner Bros. Entertainment Canada Inc.	Canada
Warner Bros. Entertainment Espana S.L.U.	Spain
Warner Bros. Entertainment France S.A.S.	France
Warner Bros. Entertainment GmbH	Germany
Warner Bros. Entertainment Inc.	United States
Warner Bros. Entertainment Italia S.R.L.	Italy
Warner Bros. Entertainment Limited Liability Company	Russian Federation
Warner Bros. Entertainment Nederland B.V.	Netherlands
Warner Bros. Entertainment Nordic AB	Sweden
Warner Bros. Entertainment Norge AS	Norway
Warner Bros. Entertainment Polska Sp. z o.o.	Poland
Warner Bros. Entertainment Switzerland GmbH	Switzerland
Warner Bros. Entertainment UK Limited	United Kingdom
Warner Bros. Feature Productions Pty Limited	Australia
Warner Bros. Features NZ Limited	New Zealand
Warner Bros. Finland Oy	Finland
Warner Bros. Games Limited	United Kingdom
Warner Bros. Games Manchester Limited	United Kingdom
Warner Bros. Home Entertainment Inc.	United States
Warner Bros. International Cinemas Inc.	United States
Warner Bros. International Enterprises Inc.	United States
Warner Bros. International Television Distribution Inc.	United States
Warner Bros. International Television Production Australia Pty Ltd	Australia
Warner Bros. International Television Production Belgie BV	Belgium
Warner Bros. International Television Production Belgie Specials BV	Belgium
Warner Bros. International Television Production Danmark ApS	Denmark
Warner Bros. International Television Production Deutschland GmbH	Germany
Warner Bros. International Television Production Espana, S.L.	Spain
Warner Bros. International Television Production Finland Oy	Finland
Warner Bros. International Television Production France S.A.S.	France
Warner Bros. International Television Production Holding B.V.	Netherlands
Warner Bros. International Television Production Holding Nederland B.V.	Netherlands
Warner Bros. International Television Production Limited	United Kingdom
Warner Bros. International Television Production Nederland B.V.	Netherlands
Warner Bros. International Television Production New Zealand Limited	New Zealand
Warner Bros. International Television Production Norge AS	Norway
Warner Bros. International Television Production Projects Nederland B.V.	Netherlands
Warner Bros. International Television Production Sverige AB	Sweden

Warner Bros. International Television Production Sverige Drama AB	Sweden
Warner Bros. International Television Production Switzerland GmbH	Switzerland
Warner Bros. Investment (Holdings) Limited	United Kingdom
Warner Bros. ITVP NZ Projects 2 Limited	New Zealand
Warner Bros. ITVP NZ Projects 3 Limited	New Zealand
Warner Bros. ITVP NZ Projects 4 Limited	New Zealand
Warner Bros. ITVP NZ Projects 5 Limited	New Zealand
Warner Bros. ITVP NZ Projects 6 Limited	New Zealand
Warner Bros. ITVP NZ Projects 7 Limited	New Zealand
Warner Bros. ITVP NZ Projects 8 Limited	New Zealand
Warner Bros. ITVP NZ Projects Limited	New Zealand
Warner Bros. Japan LLC	Japan
Warner Bros. Literary Rights LLC	United States
Warner Bros. Malaysia Sdn. Bhd.	Malaysia
Warner Bros. Master Distributor Inc.	United States
Warner Bros. Pictures (B.C.), Inc.	Canada
Warner Bros. Pictures (India) Private Limited	India
Warner Bros. Pictures Ges.m.b.H.	Austria
Warner Bros. Productions (Boulet) Limited	United Kingdom
Warner Bros. Productions Limited	United Kingdom
Warner Bros. Programming Inc.	United States
Warner Bros. Singapore PTE Ltd.	Singapore
Warner Bros. Studios Japan LLC	Japan
Warner Bros. Studios Leavesden Limited	United Kingdom
Warner Bros. Technical Operations Inc.	United States
Warner Bros. Television (B.C.), Inc.	Canada
Warner Bros. Television Production (Fiji) Pte Ltd	Fiji
Warner Bros. Television Production Projects (Fiji) Pte Ltd	Fiji
Warner Bros. Television Production UK Limited	United Kingdom
Warner Bros. Theatre Ventures Inc.	United States
Warner Bros. Theatres (Australia) Pty. Limited	Australia
Warner Bros. Theatres (Holdings) Limited	United Kingdom
Warner Bros. Theatres (UK) Limited	United Kingdom
Warner Bros. Theatrical Enterprises LLC	United States
Warner Bros. TV Production Services Limited	United Kingdom
Warner Bros. UK Features Limited	United Kingdom
Warner Bros. Worldwide Television Distribution Inc.	United States
Warner Channel Brazil Inc.	United States
Warner Communications (Canada) Ltd.	Canada
Warner Communications LLC	United States
Warner Home Video (U.K.) Limited	United Kingdom
Warner Home Video Mexico, Sociedad Anónima de Capital Variable	Mexico
Warner Home Video Service Company, S.A. de C.V.	Mexico
Warner Horizon Television Inc.	United States
Warner Media (Barbados) Holdings SRL	Barbados
Warner Media (Barbados) Licensing SRL	Barbados
Warner Media 2.0 Investment Holdings, LLC	United States
Warner Media Care Limited	United Kingdom

Warner Media Content Holdings I, LLC	United States
Warner Media Content Holdings II, LLC	United States
Warner Media Content Holdings III, LLC	United States
Warner Media Content Holdings, L.P.	United States
Warner Media Digital Holdings, Inc.	United States
Warner Media Direct Televizyon Yayincilik Anonim Sirketi	Turkey
Warner Media Entertainment Pages, Inc.	United States
Warner Media Europe Inc.	United States
Warner Media Hong Kong Limited	Hong Kong
Warner Media International Limited	United Kingdom
Warner Media, LLC	United States
Warner New Asia Inc.	United States
Warner Specialty Films Inc.	United States
Warner Specialty Productions Inc.	United States
Warner Specialty Video Productions Inc.	United States
Warner Theatre Productions Inc.	United States
Warner World Limited	United Kingdom
Warner-Barham Music LLC	United States
Warner-Hollywood Music LLC	United States
WarnerMedia (Malaysia) Sdn. Bhd.	Malaysia
WarnerMedia (Thailand) Limited	Thailand
WarnerMedia Advertising Sales, Inc.	United States
WarnerMedia Amsterdam B.V.	Netherlands
WarnerMedia Asia Pacific (HK) Limited	Hong Kong
WarnerMedia Asia Pacific Ventures, Inc.	United States
WarnerMedia Australia Pty. Limited	Australia
WarnerMedia Business Services LLC	United States
WarnerMedia Chile Inversiones Limitada	Chile
WarnerMedia Direct Asia Pacific, LLC	United States
WarnerMedia Direct France S.A.S.	France
WarnerMedia Direct Greece Ltd.	Greece
WarnerMedia Direct Latin America, LLC	United States
WarnerMedia Direct, LLC	United States
WarnerMedia Entertainment Networks Korea, Ltd	Korea, Republic Of
WarnerMedia Global Digital Services, LLC	United States
WarnerMedia Holdings, Inc.	United States
WarnerMedia India Private Limited	India
WarnerMedia Korea, Ltd	Korea, Republic Of
WarnerMedia Network Sales, Inc.	United States
WarnerMedia Pakistan (Private) Limited	Pakistan
WarnerMedia Services, LLC	United States
WarnerMedia Studios, Inc.	United States
Warner-Olive Music LLC	United States
Water Tower Production Services Inc.	Canada
Watershed Television Limited	United Kingdom
WAV Distribution LLC	United States
Waveform Productions LLC	United States
Wayne Enterprises Feature Productions Limited	United Kingdom

WB 100-Plus Station Group Inc.	United States
WB Communications II LLC	United States
WB Communications Inc.	United States
WB Discovery International Limited	Jersey
WB Games Boston Inc.	United States
WB Games Inc.	United States
WB Games Montreal Inc.	Canada
WB Mexico Holdco I, LLC	United States
WB Mexico Holdco II, LLC	United States
WB Studio Enterprises Inc.	United States
WB/TT Holdings Limited	United Kingdom
WBD Asia Pacific Content, LLC	United States
WBD Investment Holdings, LLC	United States
WBD Sports Events Limited	United Kingdom
WBDUK Sport Services Ltd	United Kingdom
WBShop.com Inc.	United States
WBTV Canada Productions Services Inc.	Canada
WBTVPUK Pictures (WR) Limited	United Kingdom
WBTVPUK Pictures Limited	United Kingdom
WBTVPUK WGA Writers Limited	United Kingdom
WCI Global Business Services Inc.	United States
WCI Record Club Inc.	United States
WCI Theater Inc.	United States
WCI/AmLaw, Inc.	United States
West of 7th Digital Productions, LLC	United States
While You Were Sleeping, LLC	United States
Williams Street Productions, LLC	United States
WM Columbus Holdings, Inc.	United States
WM Interactive Media Holdings, LLC	United States
WM Max Holdings II, LLC	United States
WM Max Holdings, LLC	United States
WM Max, LLC	United States
WM Mexico Holdco, LLC	United States
WML Services, LLC	United States
WMNS Transmission LLC	United States
WT Distributing, LLC	United States
WV Films II LLC	United States
WV Films III LLC	United States
WV Films IV LLC	United States
WV Films LLC	United States
WW Productions	United States
Xworks B.V.	Netherlands
Yalli Productions Limited	United Kingdom
YNFS Productions LLC	United States
You I Labs (US) Inc.	United States
You I Labs Inc.	Canada